UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
Date of Report (Date of earliest event reported): October 28, 2008
INCOME OPPORTUNITY REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-14784	75-2615944

(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File No.)	Identification No.)

1755 Wittington Place, Suite 340
Dallas, Texas	75234

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 214-750-5800
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (b) On October 28, 2008, David R. Fletcher ceased to be Executive Vice President and Chief Financial Officer of Income Opportunity Realty Investors, Inc. (the “Company” or the “Issuer” or “IOT”). Mr. Fletcher had been appointed by the Board of Directors of the Company effective May 20, 2008 to such position. Mr. Fletcher, who also ceased similar positions with American Realty Investors, Inc. and Transcontinental Realty Investors, Inc. on the same day.
     (c) On October 28, 2008, with the cessation of David R. Fletcher as the Chief Financial Officer of the Company, Gene S. Bertcher, Executive Vice President and Chief Accounting Officer became the Principal Financial Officer of the Company in addition to being the Principal Accounting Officer of the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: October 29, 2008	INCOME OPPORTUNITY REALTY INVESTORS, INC.
	By:	/s/ Louis J. Corna
Louis J. Corna, Executive Vice President,
General Counsel, Tax Counsel and Secretary

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